2008 and 2013 Equity Incentive Plans	9 Months Ended
Sep. 30, 2014
2008 and 2013 Equity Incentive Plans
2008 and 2013 Equity Incentive Plans

6. 2008 and 2013 Equity Incentive Plans

In January 2008, the Company adopted the 2008 Equity Incentive Plan, as amended on February 29, 2008, January 7, 2010, July 8, 2010, December 10, 2010, June 23, 2011 and June 17, 2013 (collectively, the 2008 Plan) that authorized the Company to grant up to 3,310,990 shares of common stock to eligible employees, directors and consultants to the Company, in the form of restricted stock and stock options.

In 2013, the Company adopted the 2013 Equity Incentive Plan, as amended on May 14, 2014 (collectively, the 2013 Plan), that reserves for issuance under the plan up to 1,711,290 shares of common stock. The 2013 Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock available for issuance under the plan will automatically increase on January 1 of each year beginning in 2015. The 2013 plan became effective upon the January 2014 IPO and, as of such date, the Company may not make further grants under the 2008 plan. The 2013 plan provides for the grant of incentive stock options, or ISOs, nonstatutory stock options, or NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards and other forms of equity compensation (collectively, stock awards), all of which may be granted to employees, including officers, non-employee directors and consultants of the Company. Additionally, the 2013 plan provides for the grant of cash and stock based performance awards.

Under both the 2008 and 2013 Plans, the amount, terms of grants and exercisability provisions are determined by the board of directors or its designee. The term of the options may be up to 10 years, and options are exercisable in cash or as otherwise determined by the board of directors. Vesting generally occurs over a period of not greater than four years.

The estimated grant-date fair value of the Company’s share-based awards is amortized ratably over the awards’ service periods. Share-based compensation expense recognized was as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Research and development	$304,885	$235,366	$921,069	$355,030
General and administrative	389,481	89,963	968,863	144,712
Total stock-based compensation	$694,366	$325,329	$1,889,932	$499,742

		Options Outstanding
	Shares Available for Grant	Number of Shares	Weighted-Average Exercise Price	Weighted Average Remaining Contractual Term (in years)
Balance, December 31, 2013	83,465	2,795,746	$2.52	8.45
Authorized	1,711,290	—
Granted	(1,044,301)	1,044,301	6.83
Exercised	—	(170,142)	0.59
Forfeitures	117,781	(117,781)	7.40
Balance, September 30, 2014	868,235	3,552,124	$3.72	8.28
Vested or expected to vest at September 30, 2014		3,501,979	$3.68
Exercisable at September 30, 2014		1,458,087	$1.98

The intrinsic value of the options exercisable as of September 30, 2014 was $6.7 million, based on the Company’s closing stock price of $6.42 per share and a weighted average exercise price of $1.98 per share.

The Company uses the Black-Scholes option-pricing model to estimate the fair value of stock options at the grant date. The Black-Scholes model requires the Company to make certain estimates and assumptions, including estimating the fair value of the Company’s common stock, assumptions related to the expected price volatility of the Company’s stock, the period during which the options will be outstanding, the rate of return on risk-free investments and the expected dividend yield for the Company’s stock.

The per-share weighted-average grant date fair value of the options granted to employees and directors during the nine months ended September 30, 2014 and 2013 was estimated at $4.50 and $2.40 per share, respectively, on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions:

	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013
Risk-free interest rate	1.82%	1.94%
Expected term of options (in years)	5.87	6.1
Expected volatility	75.9%	80.0%
Dividend yield	0%	0%

The weighted-average valuation assumptions were determined as follows:

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Risk-free interest rate: The Company based the risk-free interest rate on the interest rate payable on U.S. Treasury securities in effect at the time of grant for a period that is commensurate with the assumed expected option term.

•

Expected term of options: Due to its lack of sufficient historical data, the Company estimates the expected life of its employee stock options using the “simplified” method, as prescribed in Staff Accounting Bulletin (SAB) No. 107, whereby the expected life equals the arithmetic average of the vesting term and the original contractual term of the option.

•

Expected stock price volatility: The Company estimated the expected volatility based on actual historical volatility of the stock price of similar companies with publicly-traded equity securities. The Company calculated the historical volatility of the selected companies by using daily closing prices over a period of the expected term of the associated award. The companies were selected based on their enterprise value, risk profiles, position within the industry and with historical share price information sufficient to meet the expected term of the associated award. A decrease in the selected volatility would have decreased the fair value of the underlying instrument.

•

Expected annual dividend yield: The Company estimated the expected dividend yield based on consideration of its historical dividend experience and future dividend expectations. The Company has not historically declared or paid dividends to stockholders. Moreover, it does not intend to pay dividends in the future, but instead expects to retain any earnings to invest in the continued growth of the business. Accordingly, the Company assumed an expected dividend yield of 0.0%.

•	Estimated forfeiture rate: The Company’s estimated annual forfeiture rate on 2014 and 2013 stock option grants was 7% and 5%, respectively, based on the historical forfeiture experience.

The fair value of the Company’s common stock, prior to the Company’s initial public offering, was determined by its board of directors with assistance of its management. The board of directors and management considered numerous objective and subjective factors in the assessment of fair value, including the price for the Company’s preferred stock that was sold to investors and the rights, preferences and privileges of the preferred stock and common stock, the Company’s financial condition and results of operations during the relevant periods and the status of strategic initiatives. These estimates involved a significant level of judgment.

As of September 30, 2014, there was $6.7 million of total unrecognized compensation expense related to unvested options that will be recognized over the weighted average remaining period of 3.09 years.

Shares Reserved for Future Issuance

At September 30, 2014, the Company has reserved the following shares of common stock for issuance:

Common stock options outstanding	3,552,124
Common stock options and restricted stock available for future grant (2013 Plan)	868,235
Common stock warrants outstanding	30,258
4,450,617